SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                ________________



Date of Report (Date of earliest event reported)    August 31, 1997
                                                 -------------------------------

                      TOTAL WORLD TELECOMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)


        Delaware                   0-20922                 75-2274730
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(State or other jurisdiction     (Commission           (I.R.S. Employer
      of incorporation)          File Number)         Identification No.)


3200 North Military Trail, Suite 300, Boca Raton, Fl                33431
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:        (561) 997-5880
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          (Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS
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      The Company's Chairman,  Joseph L. Lents,  resigned his position on August
31, 1997. Ms. Loretta A. Murphy, Vice President and Chief Financial Officer of the Company, had agreed to serve on the Company's Board of Directors on an interim basis. Mr. Arnold Salinas, Vice President and acting President of the Houston telecom subsidiary, remains as a board member. Additionally, Vincent Landis, a Captain in the Miami Police Department, and Carlos Trueba, C.P.A., a partner in a Miami C.P.A. firm, have been elected to the Board of Directors. The Company's reorganization and restructuring will be overseen by its Board of Directors in the absence of election of a President/Chief Executive Officer to replace Mr. Booth and Mr. Lents. Additionally, the Company has hired an outside
consultant  to  advise  and  assist  during  its   restructuring.   A  group  of
stockholders has also been actively involved.

      On September 4, 1997, the representatives of the Company were in Washington, D.C., to attend a hearing with The Nasdaq Stock Market listing qualifications panel. At that time, the Company presented an update on the Company's plans for restructuring, noting that several items are uncertain pending the resolution of a plan in the telecom subsidiary's bankruptcy proceedings. At the conclusion of the hearing, the panel advised the Company that their decision as to the status of the Company's continued listing on NASDAQ would be communicated in five to seven business days. At this date, the Company has received no notification.

      On Friday, September 12, 1997, the Company converted the Bankruptcy case of its wholly-owned subsidiary, Total National Telecommunications, Inc., from Chapter 11 to Chapter 7 of the Bankruptcy Code. A Chapter 7 Trustee was appointed, and he is currently evaluating the situation and available alternatives.

      The Company intends to file its Form 10-QSB for the period ended June 30, 1997 in the immediate future.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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      (a)   Exhibits.

            None












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


                                    SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TOTAL WORLD TELECOMMUNICATIONS, INC.



                                    By: /s/ Loretta A. Murphy
                                       -----------------------------------------
                                       Loretta A. Murphy
                                       Vice President and
                                       Chief Financial Officer

Dated:  September 18, 1997